EXHIBIT 21.1
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                        LIST OF SUBSIDIARIES


                                                  STATE OR OTHER
                                                  JURISDICTION OF
                                                  INCORPORATION OR
NAME OF SUBSIDIARY                                ORGANIZATION
------------------                                ----------------

AMAS Limited                                      England
Beijing JLL Property Management Services Ltd.     Beijing
CIN LaSalle Property Services (London) Ltd.       England
Compass Asset Management Services S/C Ltda.       Brazil
Compass Cayman                                    Cayman Islands
EC Corporation                                    Delaware
GPS Real Estate Services Pty Limited              Australia
Guangzhou LaSalle Management Services Ltd.        Guangzhou, PRC
Immobiliaria Jones Lang LaSalle Limitada          Chile
J.L.W. Jones Limited                              England
J.L.W. Nominees Limited                           England
J.L.W. Second Nominees Limited                    England
J.L.W. Trustees Limited                           England
JLL 2002                                          England
JLL 2003 Ltd.                                     England
JLL Financial Services Limited                    Ireland
JLL Limited                                       Ireland
JLLINT, Inc.                                      Delaware
JLW (India) Private Limited                       India
JLW (Mauritius) Private Ltd.                      Mauritius
JLW (Myanmar) Ltd.                                Myanmar
JLW European Holdings Limited                     Jersey
JLW Holdings (India) Limited                      England
JLW Management Services LLC                       Russia
JLW Transact (Thailand) Limited                   Thailand
Jones Lang KK                                     Japan
Jones Lang LaSalle (ACT) Pty. Limited             Australia
Jones Lang LaSalle (Australia) Pty Limited        Australia
Jones Lang LaSalle (China) Ltd.                   Hong Kong
Jones Lang LaSalle (Israel) Ltd.                  Israel
Jones Lang LaSalle (Luxembourg) Secs              Luxembourg
Jones Lang LaSalle (NSW) Pty. Limited             Australia
Jones Lang LaSalle (Philippines), Inc.            Philippines
Jones Lang LaSalle (Portugal)
  Sociedad de Mediacao Imobilaria, SA             Portugal
Jones Lang LaSalle (QLD) Pty. Limited             Australia
Jones Lang LaSalle (SA) Pty. Limited              Australia
Jones Lang LaSalle (Scotland) Limited             Scotland
Jones Lang LaSalle (Scotland) Service Company     Scotland
Jones Lang LaSalle (Taiwan) Limited               Taiwan-
Jones Lang LaSalle (TAS) Pty. Limited             Australia
Jones Lang LaSalle (Thailand) Limited             Thailand
Jones Lang LaSalle (VIC) Pty. Limited             Australia
Jones Lang LaSalle (WA) Pty. Limited              Australia
Jones Lang LaSalle AB                             Sweden
Jones Lang LaSalle Administration GmbH            Germany

                                                  STATE OR OTHER
                                                  JURISDICTION OF
                                                  INCORPORATION OR
NAME OF SUBSIDIARY                                ORGANIZATION
------------------                                ----------------

Jones Lang LaSalle Advisory Corporate
  Property (VIC) Pty. Limited                     Australia
Jones Lang LaSalle Advisory Corporate
  Property Pty. Limited                           Australia
Jones Lang LaSalle Advisory Limited               Thailand
Jones Lang LaSalle Advisory Services
  Pty. Limited                                    Australia
Jones Lang LaSalle Americas (Illinois), L.P.      Illinois
Jones Lang LaSalle Americas, Inc.                 Maryland
Jones Lang LaSalle Asia Holdings Ltd.             Cook Islands
Jones Lang LaSalle Asia Ltd.                      Hong Kong
Jones Lang LaSalle Australia Pty.                 Australia
Jones Lang LaSalle Balay Prenot SA                France
Jones Lang LaSalle BV                             Netherlands
Jones Lang LaSalle CIEC Consultants Limited       Beijing
Jones Lang LaSalle Co-Investment, Inc.            Maryland
Jones Lang LaSalle Conseil SAS                    France
Jones Lang LaSalle Consultancy Services Ltd.      Thailand
Jones Lang LaSalle Continuation Limited           England
Jones Lang LaSalle Corporate Finance Limited      England
Jones Lang LaSalle Corporate Property Services
  Pty. Limited                                    Australia
Jones Lang LaSalle Eastern European Services
  Limited                                         England
Jones Lang LaSalle Eastern European Services Ltd. Russia
Jones Lang LaSalle Electronic Commerce
  Holdings, Inc.                                  Delaware
Jones Lang LaSalle Espana SA                      Spain
Jones Lang LaSalle Europe Limited                 England
Jones Lang LaSalle European Holdings Limited      England
Jones Lang LaSalle European Resources Limited     England
Jones Lang LaSalle European Resources Ltd.        Russia
Jones Lang LaSalle European Services Limited      Czech Republic
Jones Lang LaSalle European Services Limited      England
Jones Lang LaSalle European Services Limited      Russia
Jones Lang LaSalle European Services Limited      Ukraine
Jones Lang LaSalle Facilities Management
  Services Ltd.                                   Hong Kong
Jones Lang LaSalle Finance B.V.                   Netherlands
Jones Lang LaSalle Finance Kft                    Hungary
Jones Lang LaSalle Finance Sarl                   Luxembourg
Jones Lang LaSalle Finance SNC                    Luxembourg
Jones Lang LaSalle Gestion SA                     France
Jones Lang LaSalle Global Finance Sarl            Luxembourg
Jones Lang LaSalle Global Finance UK Limited      England
Jones Lang LaSalle Global Holdings B.V.           Netherlands
Jones Lang LaSalle GmbH                           Germany
Jones Lang LaSalle Guatemala Sociedad Anonima     Guatemala
Jones Lang LaSalle Holdings & Co KG               Germany
Jones Lang LaSalle Holdings AB                    Sweden
Jones Lang LaSalle Holdings Ltd.                  New Zealand
Jones Lang LaSalle Holdings Sarl                  Luxembourg
Jones Lang LaSalle Holdings Sarl                  Luxembourg
Jones Lang LaSalle Holdings SAS                   France
Jones Lang LaSalle Holdings, Y.K.                 Japan
Jones Lang LaSalle Hotels (NSW) Pty. Limited      Australia
Jones Lang LaSalle Hotels (QLD) Pty. Limited      Australia
Jones Lang LaSalle Hotels (VIC) Pty. Limited      Australia
Jones Lang LaSalle Hotels Limited                 Hong Kong
Jones Lang LaSalle Hotels Limited                 New Zealand

                                                  STATE OR OTHER
                                                  JURISDICTION OF
                                                  INCORPORATION OR
NAME OF SUBSIDIARY                                ORGANIZATION
------------------                                ----------------

Jones Lang LaSalle Hotels, Ltd.                   Hong Kong
Jones Lang LaSalle Incorporated                   Maryland
Jones Lang LaSalle International, Inc.            Delaware
Jones Lang LaSalle Investment Consultants BV      Netherlands
Jones Lang LaSalle IP, Inc.                       Delaware
Jones Lang LaSalle K.K.                           Japan
Jones Lang LaSalle Kft                            Hungary
Jones Lang LaSalle Limitada                       Bolivia
Jones Lang LaSalle Limitada                       Chile
Jones Lang LaSalle Limitada                       Colombia
Jones Lang LaSalle Limitada                       Costa Rica
Jones Lang LaSalle Limited                        England
Jones Lang LaSalle Limited                        Ireland
Jones Lang LaSalle Limited                        New Zealand
Jones Lang LaSalle LLC                            Russia
Jones Lang LaSalle Ltd.                           Hong Kong
Jones Lang LaSalle Ltd.                           Korea
Jones Lang LaSalle Management Limited             Thailand
Jones Lang LaSalle Management Services Ltd.       Hong Kong
Jones Lang LaSalle Management Services Pty.
  Limited                                         Australia
Jones Lang LaSalle NZ Limited                     New Zealand
Jones Lang LaSalle Operations, L.L.C.             Illinois
Jones Lang LaSalle Pension Trustees               England
Jones Lang LaSalle Project and Development
  Services BV                                     Netherlands
Jones Lang LaSalle Property Consultants
  (India) Pvt. Ltd.                               India
Jones Lang LaSalle Property Consultants
  Pte. Ltd.                                       Singapore
Jones Lang LaSalle Property Fund Advisors
  Limited                                         Australia
Jones Lang LaSalle Property Management
  Pte. Ltd.                                       Singapore
Jones Lang LaSalle Property Management
  Services LLC                                    Turkey
Jones Lang LaSalle Property Management
  Services SARL                                   France
Jones Lang LaSalle Property Services
  (India) Pvt. Ltd.                               India
Jones Lang LaSalle Real Estate Services
  Pty. Ltd.                                       Australia
Jones Lang LaSalle Real Estate Services, Inc.     Canada
Jones Lang LaSalle Regional Services Ltd.         Hong Kong
Jones Lang LaSalle Research & Consultancy BV      Netherlands
Jones Lang LaSalle Resources Ltd.                 England
Jones Lang LaSalle S. de R.L.                     Panama
Jones Lang LaSalle S.C. Ltda.                     Brazil
Jones Lang LaSalle S.R.L.                         Argentina
Jones Lang LaSalle S.R.L.                         Argentina
Jones Lang LaSalle S.R.L.                         Uruguay
Jones Lang LaSalle S.R.L.                         Venezuela
Jones Lang LaSalle SA                             France
Jones Lang LaSalle Sarl                           Sweden
Jones Lang LaSalle SEA, Ltd.                      Hong Kong
Jones Lang LaSalle Securities, L.L.C.             Illinois
Jones Lang LaSalle Services AB                    Sweden
Jones Lang LaSalle Services BV                    Netherlands
Jones Lang LaSalle Services GmbH                  Germany
Jones Lang LaSalle Services Ltd.                  England
Jones Lang LaSalle Services SA/NV                 Belgium
Jones Lang LaSalle Services SAS                   France

                                                  STATE OR OTHER
                                                  JURISDICTION OF
                                                  INCORPORATION OR
NAME OF SUBSIDIARY                                ORGANIZATION
------------------                                ----------------

Jones Lang LaSalle Services Srl                   Italy
Jones Lang LaSalle Services, Inc.                 Illinois
Jones Lang LaSalle Sociedad Comercial de
  Responsibilidad Limitada                        Peru
Jones Lang LaSalle Sociedad Responsibilidad
  Limitada                                        Paraguay
Jones Lang LaSalle Sp z.o.o.                      Poland
Jones Lang LaSalle Sprl                           Belgium
Jones Lang LaSalle Srl                            Italy
Jones Lang LaSalle srl                            Romania
Jones Lang LaSalle Stockholder, Inc.              Delaware
Jones Lang LaSalle Strata Management Pty. Limited Australia Jones Lang LaSalle Structured Investments
  Management Limited                              Australia
Jones Lang LaSalle Superannuation Pty. Limited    Australia
Jones Lang LaSalle Surveyors (Shanghai) Ltd.      Shanghai
Jones Lang LaSalle UK FC                          England
Jones Lang LaSalle UK Hanover                     England
Jones Lang LaSalle Vastgoed Adviseurs BV          Netherlands
Jones Lang LaSalle Vastgoed Management BV         Netherlands
Jones Lang LaSalle Vastgoed Taxaties BV           Netherlands
Jones Lang Wootton GmbH                           Austria
Jones Lang Wootton International Limited          Bermuda
Jones Lang Wootton Kft                            Hungary
Jones Lang Wootton Ltd.                           England
Jones Lang Wootton Property Management Services   Ireland
Jones Lang Wootton                                England
Jones Lang Wootton                                Ireland
Jones Lang Wootton                                Scotland
Kingwood Investors I, L.L.C.                      Delaware
Land Building Management K.K.                     Japan
LaSalle Asia Recovery, L.L.C.                     Delaware
LaSalle CalEast Tennessee, Inc.                   Tennessee
LaSalle Co-Investment Limited Partnership         Delaware
LaSalle Co-Investment Management
  (General Partner) Ltd.                          England
LaSalle Co-Investment, L.L.C.                     Delaware
LaSalle do Brasil Ltda.                           Brazil
LaSalle Euro Growth II Sarl                       Luxembourg
LaSalle Euro Growth Zwei Beteilungs GmbH          Germany
LaSalle Fund Management BV                        Netherlands
LaSalle GmbH                                      Germany
LaSalle Investment (Luxembourg) Sarl              Luxembourg
LaSalle Investment Management (Securities), Inc. Maryland LaSalle Investment Management (Securities), L.P. Maryland
LaSalle Investment Management Asia Pty. Ltd.      Singapore
LaSalle Investment Management BV                  Netherlands
LaSalle Investment Management Development
  Fund (General Partner) Ltd.                     England
LaSalle Investment Management K.K.                Japan
LaSalle Investment Management Limited             England
LaSalle Investment Management Luxembourg SA       Luxembourg
LaSalle Investment Management SAS                 France
LaSalle Investment Management Securities B.V.     Netherlands
LaSalle Investment Management                     Canada
LaSalle Investment Management                     England
LaSalle Investment Management, Inc.               Canada
LaSalle Investment Management, Inc.               Maryland
LaSalle Investment Partnership                    Illinois
LaSalle LIF (General Partner) Ltd.                England
LaSalle LIF (Nominee Company) Ltd.                England

                                                  STATE OR OTHER
                                                  JURISDICTION OF
                                                  INCORPORATION OR
NAME OF SUBSIDIARY                                ORGANIZATION
------------------                                ----------------

LaSalle Opportunities SA                          France
LaSalle Partners (India) Private Limited          India
LaSalle Partners (Mauritius) Private Limited      Mauritius
LaSalle Partners International                    England
LaSalle Partners S. de R.L. de C.V.               Mexico
LaSalle Partners Services S. de R.L. de C.V.      Mexico
LaSalle Scottish Co-Investment Management
  (General Partner) Ltd.                          Scotland
LaSalle UK Commercial Management Company Sarl     Luxembourg
LaSalogistique Sarl                               France
LPI (Australia) Holdings Pty. Ltd.                Australia
Octane Ventures, L.L.C.                           California
Orchid Insurance Limited                          Guernsey
PMR Pension Trustees Limited                      England
Precision Engineering Services Ltd.               Hong Kong
Premier Cleaning Service Ltd.                     Hong Kong
Priviledge Services Limited                       Hong Kong
Procon Services Company                           Hong Kong
Pt. Jones Lang LaSalle                            Indonesia
Residential Management Services Ltd.              Hong Kong
Richard Main and Company                          England
Roger B. Marks & Co.                              Israel
S.J.I. Management Ltd.                            Cyprus
Sovereign Asian Properties Inc.                   Mauritius
Utrillo Ltd.                                      Ireland
Utrillo Pension Scheme                            Ireland
Wonderment BV                                     Netherlands
Wonderment NV                                     Curacao
Wonderment NV                                     Netherlands
































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